                                         CERTIFICATE AS TO ACTIONS TAKEN BY OFFICER
                                           OF SOUTHERN CALIFORNIA EDISON COMPANY
                                                    Adopted March 23, 2004

                                       RE:   CREATION AND ISSUANCE OF TWO NEW SERIES
                                             OF FIRST AND REFUNDING MORTGAGE BONDS

                  WHEREAS, by a resolution adopted on February 26, 2004, entitled "Resolution Re:  Delegated Authority for Issuance of
First and Refunding Mortgage Bonds," the Executive Committee of the Board of Directors of this corporation delegated to the undersigned officer the authority to authorize and create an additional bonded indebtedness of this corporation in the aggregate principal amount of $650,000,000 to represented by two new series of its First and Refunding Mortgage Bonds, Series 2004F and Series
2004G (together, the "New Bonds"), and take all other actions necessary to create the New Bonds and cause the New Bonds to be issued, sold, and delivered;

                  NOW, THEREFORE, BE IT RESOLVED, that pursuant to that resolution and the Trust Indenture dated as of October 1,
1923, between this corporation and The Bank of New York (successor to Harris Trust and Savings Bank) and D. G. Donovan (successor to
Pacific-Southwest Trust & Savings Bank), as Trustees, as amended and supplemented, including as supplemented or proposed to be supplemented by the One Hundred Third Supplemental Indenture (collectively, the "Trust Indenture"), the undersigned officer hereby executes and delivers this certificate and takes the actions set forth herein.

                  BE IT FURTHER RESOLVED, that the undersigned officer hereby authorizes and creates an authorized bonded indebtedness of this corporation in the aggregate principal amount of $650,000,000, which shall be an increase of, and in addition to, all presently existing authorized bonded indebtedness of this corporation, and which shall be represented by the New Bonds.

                  BE IT FURTHER RESOLVED, that the President or any Vice President and the Secretary or any Assistant Secretary of
this corporation are authorized and directed, pursuant to the provisions of Section 1 of Article Two of the Trust Indenture, to sign and present to The Bank of New York, as Trustee, a certificate stating that the authorized bonded indebtedness of this corporation has been so increased.

                  BE IT FURTHER RESOLVED, that each of the Chairman of the Board, the Chief Executive Officer, the President, the
Senior Vice President and Chief Financial Officer, the Vice President and Treasurer, or any Assistant Treasurer, or any of them acting alone, is authorized and directed to execute and deliver the One Hundred Third Supplemental Indenture, in such form as the officer acting may approve, such approval to be evidenced by the execution thereof, and to cause this corporation to perform all of its obligations under the One Hundred Third Supplemental Indenture.

                  BE IT FURTHER RESOLVED, that, subject to the execution and delivery of the One Hundred Third Supplemental Indenture, the Series 2004F Bonds, to be issued under and secured by the Trust Indenture, are hereby created in the aggregate principal amount of $300,000,000, and the Series 2004F Bonds are hereby designated as "First and Refunding Mortgage Bonds, Series 2004F, Due 2015;"
the Series 2004F Bonds shall be dated as of their date of issuance, shall mature on April 1, 2015, and shall bear interest from March 26, 2004, at the rate of 4.65% per annum on the principal amount thereof, payable semiannually on April 1 and October 1 of each year; the principal of and premium, if any, and interest on the Series 2004F Bonds shall be payable at the offices of The Bank of New York, in New York, New York, or at such other agency or agencies as may be designated by this corporation; all principal, premium, if any, and interest shall be payable in such coin or currency of the United
States of America as at the time of payment shall be legal tender for public and private debts; the Series 2004F Bonds shall be transferable only on the books of this corporation at the places designated above for the payment of the principal of and premium, if any, and interest on the Series 2004F Bonds, or at such other agency or agencies as may be designated by this corporation; the Series
2004F Bonds shall be redeemable, at the option of this corporation, in whole or in part, in the manner set forth in the form of definitive Series 2004F Bond set forth below; the Series 2004F Bonds shall be issuable only as fully registered bonds, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof; the definitive Series 2004F Bonds shall be numbered from R-1 upward; and the definitive Series 2004F Bonds, and the Certificate of Authentication to be endorsed upon each of the Series 2004F Bonds, shall be substantially in the following form with such legends thereon and changes therein as may be deemed necessary or appropriate by the officer or officers executing the same, and the blanks therein to be properly filled:
                                                (Form of Definitive Series 2004F Bond)

                                                  SOUTHERN CALIFORNIA EDISON COMPANY
                                      First and Refunding Mortgage Bonds, Series 2004F, Due 2015

No. ____                                                                        $_____________

         SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of
California (hereinafter called the "Company"), for value received, hereby promises to pay to _____________________, the registered owner

hereof, the principal sum of $_______________ on April 1, 2015, and to pay interest on the unpaid principal amount hereof to the registered owner hereof from March 26, 2004, until said principal sum shall be paid, at the rate of 4.65% per annum, payable semiannually on April 1 and October 1 in each year.  Such interest shall be paid to the person in whose name this Bond is registered at the close of business on (1) the business day immediately preceding the interest payment date if this Bond is in book-entry only form, or (2) the 15th calendar day before each interest payment date if this Bond is not in book-entry only form.

         The principal of and interest on this Bond are payable at the offices of The Bank of New York, as Trustee, in New York, New
York, or at such other agency or agencies as may be designated by the Company, in such coin or currency of the United States of
America as at the time of payment is legal tender for public and private debts.

         This Bond is one of a series, designated as "Series 2004F, Due 2015," of a duly authorized issue of bonds of the Company, known as its "First and Refunding Mortgage Bonds," issued and to be issued in one or more series under and all equally and ratably secured by a Trust Indenture dated as of October 1, 1923, and indentures supplemental thereto, including the One Hundred Third
Supplemental Indenture, dated as of March 23, 2004, which have been duly executed, acknowledged and delivered by the Company to The
Bank of New York and D. G. Donovan, or one of their predecessors, as Trustees, to which original indenture and indentures supplemental thereto (collectively, the "Trust Indenture") reference is hereby made for a description of the property, rights and franchises thereby mortgaged and pledged, the nature and extent of the security thereby created, the rights of the holders of this
Bond and of the Trustees in respect of such security, and the terms, restrictions and conditions upon which the bonds are issued and secured.

This Bond may be redeemed, in whole or in part, at the option of the Company, at any time prior to its maturity, after notice given in writing (including by facsimile transmission) to the registered owner hereof at the last address shown on the registry books of the Company, by the Company or The Bank of New York, as Trustee, at least 30 days, but not more than 60 days, before the date fixed for redemption, at a redemption price equal to the greater of (1) the principal amount redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest on this Bond being redeemed, discounted to the date fixed for redemption on a semi-

annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 15 basis points, plus in each case accrued and unpaid interest to the date fixed for redemption.

         "Treasury Yield" means, for any date fixed for redemption, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the date fixed for redemption.

         "Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment
Banker as having an actual or interpolated maturity comparable to the remaining term to stated maturity of this Bond that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Bond.

         "Comparable Treasury Price" means, for any date fixed for redemption, (1) the average of the bid and asked prices for the
Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding the date fixed for redemption, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve
Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (2) if that release (or any successor release) is not published or does not contain those prices on that business day, (A) the average of the Reference Treasury
Dealer Quotations for the date fixed for redemption, or (B) if the Independent Investment Banker obtains fewer than four Reference
Treasury Dealer Quotations, the average of all of the Quotations.

         "Independent Investment Banker" means Citigroup Global Markets Inc. ("Citigroup") or its successor or, if such firm or its successor is unwilling or unable to select the Comparable Treasury Issue, one of the remaining Reference Treasury Dealers appointed by The Bank of New York, as Trustee, after consultation with the Company.

         "Reference Treasury Dealer" means (1) Citigroup and J.P. Morgan Securities Inc. ("JPMorgan") and any other primary U.S.
Government securities dealer in New York City (a "Primary Treasury Dealer") designated by, and not affiliated with Citigroup and
JPMorgan or their successors, provided, however, that if Citigroup or JPMorgan, or any of their designees, ceases to be a Primary
Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute, and (2) any other Primary Treasury Dealer selected by the Company.

         "Reference Treasury Dealer Quotations" means, for each Reference Treasury Dealer and any date fixed for redemption, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m. on the third business day preceding the date fixed for redemption.

         If the Company elects to redeem fewer than all the Series 2004F Bonds, The Bank of New York, as Trustee, will select the particular bonds to be redeemed on a pro rata basis, by lot or by such other method of random selection, if any, that The Bank of New
York, as Trustee, deems fair and appropriate.

         Any notice of redemption, at the Company's option, may state that the redemption will be conditional upon receipt by the paying agent, on or prior to the date fixed for the redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on the Series 2004F Bonds to be redeemed and that if the money has not been so received, the notice will be of no force and effect and the Company will not be required to redeem this Bond.

         The Trust Indenture makes provision for a Special Trust Fund and permits the use of moneys therein for the purpose, among others, of redeeming or purchasing this Bond.

         If default shall be made in the payment of any installment of principal of or interest on this Bond or in the performance or observance of any of the covenants and agreements contained in the Trust Indenture, and such default shall continue as provided in the Trust Indenture, then the principal of this Bond may be declared and become due and payable as provided in the Trust Indenture.

         This Bond is transferable only on the books of the Company at any of the places designated above for the payment of the principal of and premium, if any, or interest on this Bond, or at such other agency or agencies as may be designated by the Company, by the registered owner or by an attorney of such owner duly authorized in writing, on surrender hereof properly endorsed, and upon such surrender hereof, and the payment of charges, a new registered bond or bonds of this series, of an equal aggregate principal amount, will be issued to the transferee in lieu hereof, as provided in the Trust Indenture.

         The terms of the Trust Indenture may be modified as set forth in the Trust Indenture; provided, however, that, among other things, (1) the obligation of the Company to pay the principal of and premium, if any, and interest on all bonds outstanding under the Trust Indenture, as at the time in effect, shall continue unimpaired, (2) no modification shall give any of said bonds any preference over any other of said bonds, and (3) no modification shall authorize the creation of any lien prior to the lien of the
Trust Indenture on any of the trust property.

         No recourse shall be had for the payment of the principal of and premium, if any, or interest on this Bond, or any part thereof, or for or on account of the consideration herefor, or for any claim based hereon, or otherwise in respect hereof, or of the
Trust Indenture, against any past, present or future stockholder, officer or director of the

Company or of any predecessor or successor company, whether for amounts unpaid on stock subscriptions, or by virtue of any statue or constitution, or by the enforcement of any assessment or penalty, or because of any representation or inference arising from the capitalization of the Company or of such predecessor or successor company, or otherwise; all such liability being, by the acceptance hereof and as a part of the consideration for the issue hereof, expressly released.

         This Bond shall not be valid or obligatory for any purpose until it shall have been authenticated by the execution of the certificate of authentication hereon of The Bank of New York, as Trustee, or its successor in trust.

         IN WITNESS WHEREOF, Southern California Edison Company has caused this Bond to be executed in its name by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and attested by its Secretary or one of its Assistant
Secretaries, as of ____________, ____, such execution and attestation to be by manual or facsimile signatures.

                                                            SOUTHERN CALIFORNIA EDISON COMPANY

ATTEST: ______________________                              By: ___________________________
              [Assistant] Secretary                                    [Vice] President

                                  (Form of Certificate of Authentication for all Series 2004F Bonds)

                                                         Trustee's Certificate

         This is to certify that this Bond is one of the Bonds, of the series designated therein, described and referred to in the
Trust Indenture within mentioned.

                                            THE BANK OF NEW YORK,
                                            TRUSTEE

                                            By _________________________________
                                                              [Authorized Agent]

                                                  (End of Form of Series 2004F Bond)

                  BE IT FURTHER RESOLVED, that, subject to the execution and delivery of the One Hundred Third Supplemental Indenture, the Series 2004G Bonds, to be issued under and secured by the Trust Indenture, are hereby created in the aggregate principal amount of $350,000,000, and the Series 2004G Bonds are hereby designated as "First and Refunding Mortgage
Bonds, Series 2004G, Due 2035;" the Series 2004G Bonds shall be dated as of their date of issuance, shall mature on April 1, 2035, and shall bear interest from March 26, 2004, at the rate of 5.75% per annum on the principal amount thereof, payable semiannually on
April 1 and October 1 of each year; the principal of and premium, if any, and interest on the Series 2004G Bonds shall be payable at the offices of The Bank of New York, in New York, New York, or at such other agency or agencies as may be designated by this corporation; all principal, premium, if any, and interest shall be payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts; the Series 2004G Bonds shall be transferable only on the books of this corporation at the places designated above for the payment of the principal of and premium, if any, and interest on the Series 2004G Bonds, or at such other agency or agencies as may be designated by this corporation; the Series 2004G Bonds shall be redeemable, at the option of this corporation, in whole or in part, in the manner set forth in the form of definitive Series 2004G
Bond set forth below; the Series 2004G Bonds shall be issuable only as fully registered bonds, without coupons, in denominations of
$1,000 and integral multiples of $1,000 in excess thereof; the definitive Series 2004G Bonds shall be numbered from R-1 upward; and
the definitive Series 2004G Bonds, and the Certificate of Authentication to be endorsed upon each of the Series 2004G Bonds, shall be substantially in the following form with such legends thereon and changes therein as may be deemed necessary or appropriate by the officer or officers executing the same, and the blanks therein to be properly filled:

                                                (Form of Definitive Series 2004G Bond)

                                                  SOUTHERN CALIFORNIA EDISON COMPANY
                                      First and Refunding Mortgage Bonds, Series 2004G, Due 2035

No. ____                                                                        $_____________

         SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of
California (hereinafter called the "Company"), for value received, hereby promises to pay to _____________________, the registered owner hereof, the principal sum of $_______________ on April 1, 2035, and to pay interest on the unpaid principal amount hereof to the registered owner hereof from March 26, 2004, until said principal sum shall be paid, at the rate of 5.75% per annum, payable semiannually on April 1 and October 1 in each year.  Such interest shall be paid to the person in whose name this Bond is registered at the close of business on (1) the business day immediately preceding the interest payment date if this Bond is in book-entry only form, or (2) the 15th calendar day before each interest payment date if this Bond is not in book-entry only form.

         The principal of and interest on this Bond are payable at the offices of The Bank of New York, as Trustee, in New York, New
York, or at such other agency or agencies as may be designated by the Company, in such coin or currency of the United States of
America as at the time of payment is legal tender for public and private debts.

         This Bond is one of a series, designated as "Series 2004G, Due 2035," of a duly authorized issue of bonds of the Company, known as its "First and Refunding Mortgage Bonds," issued and to be issued in one or more series under and all equally and ratably secured by a Trust Indenture dated as of October 1, 1923, and indentures supplemental thereto, including the One Hundred Third
Supplemental Indenture, dated as of March 23, 2004, which have been duly executed, acknowledged and delivered by the Company to The
Bank of New York and D. G. Donovan, or one of their predecessors, as Trustees, to which original indenture and indentures supplemental thereto (collectively, the "Trust Indenture") reference is hereby made for a description of the property, rights and franchises thereby mortgaged and pledged, the nature and extent of the security thereby created, the rights of the holders of this
Bond and of the Trustees in respect of such security, and the terms, restrictions and conditions upon which the bonds are issued and secured.

         This Bond may be redeemed, in whole or in part, at the option of the Company, at any time prior to its maturity, after notice given in writing (including by facsimile transmission) to the registered owner hereof at the last address shown on the registry books of the Company, by the Company or The Bank of New York, as Trustee, at least 30 days, but not more than 60 days, before the date fixed for redemption, at a redemption price equal to the greater of (1) the principal amount redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest on this Bond being redeemed, discounted to the date fixed for redemption on a semi-

annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 20 basis points, plus in each case accrued and unpaid interest to the date fixed for redemption.

         "Treasury Yield" means, for any date fixed for redemption, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the date fixed for redemption.

         "Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment
Banker as having an actual or interpolated maturity comparable to the remaining term to stated maturity of this Bond that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Bond.

         "Comparable Treasury Price" means, for any date fixed for redemption, (1) the average of the bid and asked prices for the
Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding the date fixed for redemption, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve
Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (2) if that release (or any successor release) is not published or does not contain those prices on that business day, (A) the average of the Reference Treasury
Dealer Quotations for the date fixed for redemption, or (B) if the Independent Investment Banker obtains fewer than four Reference
Treasury Dealer Quotations, the average of all of the Quotations.

         "Independent Investment Banker" means Citigroup Global Markets Inc. ("Citigroup") or its successor or, if such firm or its successor is unwilling or unable to select the Comparable Treasury Issue, one of the remaining Reference Treasury Dealers appointed by The Bank of New York, as Trustee, after consultation with the Company.

         "Reference Treasury Dealer" means (1) Citigroup and J.P. Morgan Securities Inc. ("JPMorgan") and any other primary U.S.
Government securities dealer in New York City (a "Primary Treasury Dealer") designated by, and not affiliated with Citigroup and
JPMorgan or their successors, provided, however, that if Citigroup or JPMorgan, or any of their designees, ceases to be a Primary
Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute, and (2) any other Primary Treasury Dealer selected by the Company.

         "Reference Treasury Dealer Quotations" means, for each Reference Treasury Dealer and any date fixed for redemption, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m. on the third business day preceding the date fixed for redemption.

         If the Company elects to redeem fewer than all the Series 2004G Bonds, The Bank of New York, as Trustee, will select the particular bonds to be redeemed on a pro rata basis, by lot or by such other method of random selection, if any, that The Bank of New
York, as Trustee, deems fair and appropriate.

         Any notice of redemption, at the Company's option, may state that the redemption will be conditional upon receipt by the paying agent, on or prior to the date fixed for the redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on the Series 2004G Bonds to be redeemed and that if the money has not been so received, the notice will be of no force and effect and the Company will not be required to redeem this Bond.

         The Trust Indenture makes provision for a Special Trust Fund and permits the use of moneys therein for the purpose, among others, of redeeming or purchasing this Bond.

         If default shall be made in the payment of any installment of principal of or interest on this Bond or in the performance or observance of any of the covenants and agreements contained in the Trust Indenture, and such default shall continue as provided in the Trust Indenture, then the principal of this Bond may be declared and become due and payable as provided in the Trust Indenture.

         This Bond is transferable only on the books of the Company at any of the places designated above for the payment of the principal of and premium, if any, or interest on this Bond, or at such other agency or agencies as may be designated by the Company, by the registered owner or by an attorney of such owner duly authorized in writing, on surrender hereof properly endorsed, and upon such surrender hereof, and the payment of charges, a new registered bond or bonds of this series, of an equal aggregate principal amount, will be issued to the transferee in lieu hereof, as provided in the Trust Indenture.

         The terms of the Trust Indenture may be modified as set forth in the Trust Indenture; provided, however, that, among other things, (1) the obligation of the Company to pay the principal of and premium, if any, and interest on all bonds outstanding under the Trust Indenture, as at the time in effect, shall continue unimpaired, (2) no modification shall give any of said bonds any preference over any other of said bonds, and (3) no modification shall authorize the creation of any lien prior to the lien of the
Trust Indenture on any of the trust property.

         No recourse shall be had for the payment of the principal of and premium, if any, or interest on this Bond, or any part thereof, or for or on account of the consideration herefor, or for any claim based hereon, or otherwise in respect hereof, or of the
Trust Indenture, against any past, present or future stockholder, officer or director of the

Company or of any predecessor or successor company, whether for amounts unpaid on stock subscriptions, or by virtue of any statue or constitution, or by the enforcement of any assessment or penalty, or because of any representation or inference arising from the capitalization of the Company or of such predecessor or successor company, or otherwise; all such liability being, by the acceptance hereof and as a part of the consideration for the issue hereof, expressly released.

         This Bond shall not be valid or obligatory for any purpose until it shall have been authenticated by the execution of the certificate of authentication hereon of The Bank of New York, as Trustee, or its successor in trust.

         IN WITNESS WHEREOF, Southern California Edison Company has caused this Bond to be executed in its name by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and attested by its Secretary or one of its Assistant
Secretaries, as of ____________, ____, such execution and attestation to be by manual or facsimile signatures.

                                                            SOUTHERN CALIFORNIA EDISON COMPANY

ATTEST: ______________________                              By: ___________________________
              [Assistant] Secretary                                    [Vice] President

                       (Form of Certificate of Authentication for all Series 2004G Bonds)

                                               Trustee's Certificate

         This is to certify that this Bond is one of the Bonds, of the series designated therein, described and referred to in the
Trust Indenture within mentioned.

                                            THE BANK OF NEW YORK,
                                            TRUSTEE

                                            By _________________________________
                                                              [Authorized Agent]

                                       (End of Form of Series 2004G Bond)

                  BE IT FURTHER RESOLVED, that pursuant to the Trust Indenture, as in effect following due execution and delivery of the One Hundred Third Supplemental Indenture, the President or any Vice President and the Secretary or any Assistant

Secretary of this corporation are authorized and directed, for and in the name and on behalf of this corporation and under its corporate seal (which seal may be either impressed, printed, lithographed or engraved thereon), to execute (which execution may be by a facsimile signature) and to deliver the New Bonds to The Bank of New York, as Trustee, for authentication in temporary and/or definitive form, and in such aggregate principal amount up to $650,000,000 as the President or any Vice President and the
Secretary or any Assistant Secretary of this corporation shall in their absolute discretion determine.

                  BE IT FURTHER RESOLVED, that the President or any Vice President and the Secretary or any Assistant Secretary of
this corporation are authorized and directed for and in the name and on behalf of this corporation and under its corporate seal, to execute and to deliver to The Bank of New York, as Trustee, the written order of this corporation for the authentication and delivery of the New Bonds pursuant to such sections of Article Two of the Trust Indenture as the officers acting may determine.

                  BE IT FURTHER RESOLVED, that the Secretary or any Assistant Secretary of this corporation is hereby authorized and directed to deliver to, and file with, The Bank of New York, as Trustee, a copy of the this certificate of actions taken, certified by the Secretary or any Assistant Secretary of this corporation.

                  IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

                                                     /s/ W. James Scilacci
                                                     ---------------------------------------------------------------
                                                     W. James Scilacci
                                                     Senior Vice President and
                                                     Chief Financial Officer
                                                     Southern California Edison Company